SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report	April 30, 2003
(Date of earliest event reported)	April 30, 2003

Landmark Bancorp, Inc.

(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-20878	43-1930755
(Commission File Number)	(I.R.S. Employer Identification Number)

800 Poyntz Avenue, Manhattan, Kansas	66502
(Address of principal executive offices)	(Zip Code)

(785) 565-2000
(Registrant’s telephone number, including area code)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)                                  Financial Statements of Business Acquired.

None.

(b)                                 Pro Forma Financial Information.

None.

(c)                                  Exhibits.

99.1         Press Release dated April 30, 2003

Item 9.  Regulation FD Disclosure

The following information is being furnished under Item 12 of Form 8-K, “Results of Operations and Financial Condition,” and is included under this Item 9 in accordance with SEC Release No. 33-8216 (March 27, 2003).  On April 30, 2003, Landmark Bancorp, Inc. issued a press release announcing its earnings for the quarter ended March 31, 2003.  The press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDMARK BANCORP, INC.

Dated: April 30, 2003	By:	/s/ Mark A. Herpich
Mark A. Herpich
Vice President, Secretary, Treasurer and Chief Financial Officer